3. Joint Venture	6 Months Ended
Jun. 30, 2012
Notes
3. Joint Venture

3.    JOINT VENTURE

On May 7, 2012, the Company entered into a joint venture (“the JV”) with NyacAU, LLC (“NyacAU”), an Alaskan private company, to bring Goldrich’s Chandalar placer gold properties into production. As part of the agreement, Goldrich and NyacAU formed a 50:50 joint venture company, Goldrich NyacAU Placer LLC (“GNP”), to operate the Chandalar placer mines, with NyacAU acting as managing partner. Goldrich has no significant control over the JV, and therefore accounts for its investment using the cost method. Under the terms of the joint venture agreement (the “Agreement”), NyacAU provided a funding to the JV of loans that, subject to the timing of production, are estimated to eventually total approximately $6.0 million. The loans are to be repaid from future production. Once all loans have been repaid and working capital and budgeted reserves have been established, profits from the placer production will be paid out on a 50:50 basis to each of the JV partners. NyacAU’s funding to the JV, is anticipated to be sufficient in amount to bring the placer deposits at Chandalar into commercial production. The loans will earn interest at an agreed short-term federal rate, currently 0.25%, but are effectively non-interest bearing loans as Goldrich will receive a special payment from the JV equal to the interest paid to NyacAU on this loan.

In addition to the funding of the JV, NyacAU has also agreed to lease or purchase $1.2 million of equipment currently owned by Goldrich and to advance Goldrich $950,000 at the greater of prime plus 2% or 10% interest for direct exploration drilling costs at the Company’s Chandalar property to be performed by Blackrock Drilling, a drilling company in which the owners of NyacAU have a majority interest. NyacAU also purchased 2,364,864 shares of Goldrich common stock for $350,000 ($.0148 per share) during the quarter ended June 30, 2012, in accordance with the agreement.

A summary of the NyacAU’s funding commitment is as follows:

Funding commitment
Estimated 2012 Start-up Costs for GNP	$3,600,000
Estimated Capital Expenditures for GNP equipment	2,400,000
Estimated Lease/Purchase of Equipment from Goldrich	1,200,000
Loan from NyacAU to Joint Venture with Interest at 0.25%	7,200,000
Loan from NyacAU to GRMC with Interest at greater of prime plus 2% or 10%	950,000
To Be Paid Back From Production	8,150,000
Equity Financing - Purchase of Goldrich Common Stock	350,000
Total commitment	$8,500,000

At June 30, 2012, not all of the funding provisions have been activated. The Company did not initiate a drilling program for 2012, and the $950,000 funding for the drilling costs were not advanced by NyacAU to the Company or the drilling company. In addition, NyacAU’s equipment lease/purchase from Goldrich also has not been consummated.

The manager of NyacAU, in negotiating the joint venture agreement, was granted 300,000 five-year stock options at an exercise price of $0.20 per share from Goldrich’s employee stock incentive program. The options were issued during the quarter ended June 30, 2012. The options were determined to have a fair value of $54,300 and were accounted for as an increase in our investment in the joint venture. Goldrich’s investment in the joint venture included $1,000 cash remitted to GNP to fund GNP’s bank account, for a total investment of $55,300 in the joint venture.

04/01/2012 to 06/30/2012
Investment in Joint Venture:
Stock options, fair value	54,300
Cash paid	1,000
Total investment in joint venture	55,300